UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 17, 2023

PhenomeX Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39388	35-2415390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5858 Horton Street, Suite 320 Emeryville, California (Address of Principal Executive Offices)	94608 (Zip Code)

(510) 858-2855
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00005 par value per share	CELL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).          Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.          Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 17, 2023, PhenomeX Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bruker Corporation, a Delaware corporation (“Parent”), and Bird Mergersub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).

Pursuant to the Merger Agreement, on the terms and subject to the conditions thereof, Merger Sub will commence a cash tender offer (the “Offer”) to acquire all of the outstanding shares of common stock of the Company, $0.00005 par value per share (the “Shares”), at a purchase price of $1.00 per Share in cash (the “Offer Price”), net to the seller in cash, without interest.

The obligation of Merger Sub to purchase Shares tendered in the Offer is subject to the conditions set forth in the Merger Agreement, including (1) that the number of Shares validly tendered (and not properly withdrawn) prior to the expiration of the Offer (but excluding shares tendered pursuant to guaranteed delivery procedures that have not yet been “received”, as defined by Section 251(h)(6) of the Delaware General Corporation Law (the “DGCL”)), together with the Shares then owned by Merger Sub, would represent at least one share more than 50% of the then outstanding Shares, (2) the absence of any injunction or other order issued by a court of competent jurisdiction enjoining or otherwise prohibiting consummation of the Offer or the Merger, (3) the accuracy of the Company’s representations and warranties, subject to certain materiality standards set forth in the Merger Agreement, and (4) compliance by the Company in all material respects with its obligations under the Merger Agreement.

The Offer will initially remain open for 20 business days from the commencement of the Offer, subject to possible extensions on the terms set forth in the Merger Agreement.

Following the completion of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Merger”).  The Merger will be effected as soon as practicable following the acceptance for payment of the Shares validly tendered and not validly withdrawn in the Offer (the “Offer Acceptance Time”).  At the effective time of the Merger (the “Effective Time”), the Shares then outstanding (other than (1) Shares owned by the Company as treasury stock, (2) Shares owned by Parent or Merger Sub or by any direct or indirect wholly owned subsidiary of the Company or of Parent (other than Merger Sub), (3) Shares irrevocably accepted for payment by Merger Sub in the Offer, (4) Shares held by stockholders of the Company who have properly exercised and perfected their statutory rights of appraisal under Delaware law and (5) shares of Company restricted stock) will each be converted into the right to receive the Offer Price, without interest (the “Merger Consideration”).

The Board of Directors of the Company has unanimously approved the Merger Agreement and the transactions contemplated thereby and resolved to recommend that the Company’s stockholders accept the Offer and tender their Shares in the Offer.

Treatment of Company Equity Awards

At the Effective Time, each of the Company’s stock options (“Company Options”) that is outstanding immediately prior to the Effective Time, whether vested or unvested, will, as of immediately prior to the Effective Time, be deemed to be fully vested and will be cancelled, with the holder thereof becoming entitled to receive a lump-sum cash payment, without interest, equal to (1) the number of Shares for which such Company Option has not then been exercised as of immediately prior to the Effective Time multiplied by (2) the excess, if any, of the Merger Consideration over the per share exercise price of such Company Option; provided that any Company Option with a per share exercise price that is equal to or greater than the Merger Consideration will, as of immediately prior to the Effective Time, be canceled for no consideration and have no further force or effect.

As of the Effective Time, each share of Company restricted stock (“Restricted Shares”) outstanding immediately prior to the Effective Time will, as of immediately prior to the Effective Time, be deemed to be fully vested and will be canceled, with the holder thereof becoming entitled to receive a lump-sum cash payment, without interest, equal to the Merger Consideration.

As of the Effective Time, each restricted stock unit of the Company (each, a “Company RSU”) outstanding immediately prior to the Effective Time, whether vested or unvested, will, as of immediately prior to the Effective Time, be deemed to be fully vested and will be canceled, with the holder thereof becoming entitled a lump-sum cash payment, without interest, equal to (1) the number of shares of Company Common Stock subject to such award of Company RSUs as of immediately prior to the Effective Time multiplied by (2) the Merger Consideration.

Termination

The Merger Agreement contains termination rights for each of the Company and Parent, including, among others, (1) if the Offer Acceptance Time does not occur on or before December 17, 2023, (2) by the Company in order to enter into a definitive agreement providing for a Superior Proposal (as defined by the Merger Agreement) and (3) by Parent if the Board of Directors of the Company changes its recommendation in favor of the Offer. The Company and Parent may also terminate the Merger Agreement by mutual written consent.

The Company is required to pay Parent a termination fee of approximately $3.8 million in cash on termination of the Merger Agreement under specified circumstances, including, among others, termination by the Company to enter into an agreement providing for a Superior Proposal and termination by Parent in the event that the Board of Directors of the Company changes its recommendation in favor of the Merger.  The Merger Agreement also provides that either party may compel the other party to specifically perform its obligations under the Merger Agreement.

Other Terms of the Merger Agreement

The Merger Agreement contains customary representations and warranties of the Company, Parent and Merger Sub, in each case generally subject to customary materiality qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants of the Company, Parent and Merger Sub, including covenants relating to the Company conducting its and its subsidiaries’ business in the ordinary course, preserving its business organizations substantially intact, preserving existing relations with key business partners substantially intact and refraining from taking certain actions without Parent’s consent, subject to certain exceptions.

The Merger Agreement also provides that, during the period from the date of the Merger Agreement until the Offer Acceptance Time, the Company will be subject to certain restrictions on its ability to solicit certain alternative acquisition proposals from third parties, provide non-public information to third parties and engage in discussions or enter into agreements with third parties regarding certain alternative acquisition proposals, subject to customary exceptions.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 and is incorporated by reference herein.

The Merger Agreement and the above description have been included to provide investors with information regarding its terms.  They are not intended to provide any other factual information about the Company, Parent, Merger Sub or their respective affiliates.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.  Accordingly, the Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that has been, is or will be contained in, or incorporated by reference into, the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements and other documents that the Company files with the U.S. Securities and Exchange Commission (“SEC”).

Company Support Agreement

Also on August 17, 2023, in connection with the execution of the Merger Agreement, Parent, Merger Sub, and the Company entered into a tender and support agreements (the “Company Support Agreement”) with Dr. Igor Khandros and Susan Bloch, under which such stockholders agreed, among other things, and subject to the terms thereof, to tender all of their Shares into the Offer.  As of the date of the Merger Agreement, these stockholders held, collectively, approximately 9% percent of the Shares.  The Company Support Agreement will terminate in certain circumstances, including, among others, if the Merger Agreement is terminated.

The foregoing description of the Company Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Company Support Agreement, a copy of which is filed as Exhibit 10.1 and is incorporated by reference herein.

Promissory Note

In connection with the execution of the Merger Agreement, Parent, the Company and IsoPlexis Corporation (“IsoPlexis”), a wholly owned subsidiary of the Company, entered into a promissory note (“Note”), dated as of August 17, 2023, pursuant to which the Company and IsoPlexis intend to incur indebtedness in an aggregate principal amount up to $14,000,000, consisting of (1) a Tranche A term loan in an amount up to $5,000,000 to be funded on August 31, 2023, (2) a Tranche B term loan in an amount up to $5,000,000, plus amounts not previously funded under the Tranche A term loan to be funded on September 15, 2023 (or if earlier, the first date after August 31, 2023 on which unrestricted cash of IsoPlexis and the Company falls below $10,000,000), and (3) a Tranche C term loan in an amount up to $4,000,000, plus amounts not previously funded under the Tranche A term loan and Tranche B term loan to be funded on September 29, 2023 (or if earlier, the first date after September 15, 2023 on which unrestricted cash of IsoPlexis and the Company falls below $10,000,000).  Amounts outstanding under the Note will bear interest at a rate per annum equal to the Bank of America “prime rate” plus 0.50%.  The Note matures on October 16, 2023, unless otherwise extended in accordance with its terms, and is secured by a lien on substantially all assets of the Company and IsoPlexis.  The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 10.2 and is incorporated by reference herein.

The Note contains certain representations and warranties, covenants and events of default as more fully set forth in the Note.

Item 2.03          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above with respect to the Note is incorporated by reference into this Item 2.03.

Additional Information about the Transaction and Where to Find It

The tender offer described in this Current Report on Form 8-K has not yet commenced, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities. At the time the tender offer is commenced, Parent and Merger Sub will file a tender offer statement on Schedule TO with the SEC, and the Company will file a solicitation/recommendation statement on Schedule 14D-9 with the SEC.

Investors and Company security holders are strongly advised to read the tender offer statement (including an offer to purchase, letter of transmittal and related tender offer documents) that will be filed by Parent and Merger Sub with the SEC and the related solicitation/recommendation statement on Schedule 14D-9 that will be filed by the Company with the SEC, in their entirety when they become available, because they will contain important information, including the terms and conditions of the offer.

Once filed, these documents will be available at no charge on the SEC’s website at www.sec.gov or from the information agent that will be named in the tender offer materials.  In addition, a copy of the tender offer statement and other related documents filed with or furnished to the SEC by Parent or Merger Sub may be obtained free of charge on Parent’s website at ir.bruker.com, and a copy of the solicitation/recommendation statement and other related documents filed with or furnished to the SEC may be obtained free of charge on the Company’s website at investors.phenomex.com.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” regarding the potential acquisition of the Company.

All statements, other than statements of historical facts, including statements concerning the Company’s plans, objectives, goals, beliefs, strategy and strategic objectives, future events, business conditions, results of operations, financial position, business outlook, business trends and other information, may be forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “potential” “predict,” “project,” “seek,” “should,” “strategy,” “target,” or “will” or the negatives of these terms or variations of them or similar terminology.

Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties.

Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the proposed transaction will not be satisfied; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in accordance with the proposed transaction; uncertainty as to the percentage of Company stockholders that will support the proposed transaction and tender their shares in the offer; the risk of stockholder litigation relating to the proposed transaction, including resulting expense or delay; the possibility that the proposed transaction will not be completed in the expected timeframe or at all; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, employees, stockholders and other business partners and on its operating results and business generally.

A further list and descriptions of these risks, uncertainties and other factors can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including in the sections captioned “SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS” and “Item 1A. Risk Factors,” and in the Company’s subsequent Quarterly Reports on Form 10-Q, and other filings with the SEC. Copies of these filings are available online at www.sec.gov or investors.phenomex.com.

Item 9.01          Financial Statements and Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 17, 2023, by and among Bruker Corporation, Bird Mergersub Corporation and PhenomeX Inc.*
10.1	Tender and Support Agreement, dated as of August 17, 2023, by and among Bruker Corporation, Bird Mergersub Corporation, PhenomeX Inc. and the stockholders party thereto.
10.2	Promissory Note, dated as of August 17, 2023, by and among Bruker Corporation, PhenomeX Inc. and IsoPlexis Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K.  PhenomeX agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:          August 17, 2023

PHENOMEX INC.

By:	/s/ Scott Chaplin Name: Scott Chaplin Title: Chief Legal Officer